Intangibles and Other Assets (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Amortizable intangible assets:
Amortizable intangible assets, net	$ 6,689	$ 7,146	$ 8,211
Other assets:
Financing costs, net	36,517	24,093	24,800
Deferred major repair	15,025	12,294	12,009
Deferred software cost, net		725	414
Replacement parts, net	3,717	4,257	4,535
Loan to affiliate	23,305	23,305	23,305
Restricted cash	4,120	3,560	27,399
Other		6,097	5,204
Other	8,691	6,822
Total other assets	91,375	74,331	97,666
Intangibles and other assets	119,537	102,950	127,350
Trademarks
Unamortizable intangible assets:
Unamortizable intangible assets	21,473	21,473	21,473
Customer Relationships
Amortizable intangible assets:
Amortizable intangible assets, net	6,220	6,620	7,570
Patents
Amortizable intangible assets:
Amortizable intangible assets, net	$ 469	$ 526	$ 641